November 21, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 21, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE GLOBAL DIVIDEND GROWTH PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

The second sentence of the first paragraph in the section of the Prospectus entitled “The Portfolio — Principal Investment Strategies” is hereby deleted and replaced with the following:

The Portfolio’s “Sub-Adviser,” Morgan Stanley Investment Management Limited, seeks investments primarily in common stocks (including depositary receipts) of companies of any size with a record of paying dividends and potential for increasing dividends.

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The fifth paragraph of the section of the Prospectus entitled “The Portfolio — Principal Investment Strategies” is hereby deleted and replaced with the following:

Other Investments.  The Portfolio may also invest in convertible and fixed-income securities and may utilize forward foreign currency exchange contracts. For more information, see the “Additional Investment Strategy Information” section.

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The following is hereby added as the third paragraph of the section of the Prospectus entitled “The Portfolio — Principal Risks”:

Small- and Mid-Sized Companies.  Investing in securities of small- and mid-sized companies involves greater risks than is customarily associated with investing in larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small- and mid-sized companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

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The following is hereby added as the fifth paragraph in the section of the Prospectus entitled “The Portfolio — Additional Investment Strategy Information”:

Forward Foreign Currency Exchange Contracts.  The Portfolio’s investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

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The following is hereby added as the last paragraph in the section of the Prospectus entitled “The Portfolio — Additional Risk Information”:

Forward Foreign Currency Exchange Contracts.  Use of forward foreign currency exchange contracts involves risks. If the Sub-Adviser employs a strategy that does not correlate well with the Portfolio’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio’s volatility and, thus, could involve a significant risk.

The third, fourth and fifth paragraphs of the section of the Prospectus entitled “The Portfolio — Portfolio Management” are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Global All Cap Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Nathalie Degans and Margaret Naylor, each a Managing Director of the Sub-Adviser, Arthur Pollock and Alistair Corden-Lloyd, each an Executive Director of the Sub-Adviser, and Jean Beaubois, a Vice President of the Sub-Adviser.

Ms. Degans has been associated with the Sub-Adviser in an investment management capacity since September 1993 and began managing the Portfolio in November 2008. Ms. Naylor has been associated with the Sub-Adviser in an investment management capacity since March 1987 and began managing the Portfolio in November 2008. Mr. Pollock has been associated with the Sub-Adviser in an investment management capacity since June 1999 and began managing the Portfolio in November 2008. Mr. Corden-Lloyd has been associated with the Sub-Adviser in an investment management capacity since February 1997 and began managing the Portfolio in November 2008. Mr. Beaubois has been associated with the Sub-Adviser in an investment management capacity since July 2003 and began managing the Portfolio in November 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR GD 11/08

November 21, 2008
Supplement

SUPPLEMENT DATED NOVEMBER 21, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2008

The section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — F. Fund Management — Other Accounts Managed by the Portfolio Managers — With respect to the Global Dividend Growth Portfolio” is hereby deleted and replaced with the following:

As of September 30, 2008:

Nathalie Degans managed three registered investment companies with a total of approximately $537.6 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $184.4 million in assets; and four other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $382.7 million in assets.

Margaret Naylor managed four registered investment companies with a total of approximately $653.6 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $184.4 million in assets; and three other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $221.3 million in assets.

Arthur Pollock managed one registered investment company with a total of approximately $418.5 million in assets; no pooled investment vehicle other than registered investment companies; and no other accounts.

Alistair Corden-Lloyd managed one registered investment company with a total of approximately $418.5 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Jean Beaubois managed three registered investment companies with a total of approximately $613.4 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $184.4 million; and four other accounts (including accounts managed under certain “wrap fee programs”) with a total of approximately $409.5 million in assets.

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The section of the Statement of Additional Information entitled “V. Investment Advisory and Other Services — F. Fund Management — Securities Ownership of Portfolio Managers — With respect to the Global Dividend Growth Portfolio” is hereby deleted and replaced with the following:

Nathalie Degans:	None

Margaret Naylor:	None

Arthur Pollock:	None

Alistair Corden-Lloyd:	None

Jean Beaubois:	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.